Exhibit 99.1

FOR IMMEDIATE RELEASE

CONTACT:	THOMAS C. ELLIOTT
CHIEF FINANCIAL OFFICER
RESOURCE AMERICA, INC.
ONE CRESCENT DRIVE, SUITE 203
PHILADELPHIA, PA 19112
(215) 546-5005; (215) 640-6357 (fax)

RESOURCE AMERICA, INC.
REPORTS OPERATING RESULTS
FOR THE FIRST QUARTER ENDED MARCH 31, 2014

Philadelphia, PA - May 8, 2014 - Resource America, Inc. (NASDAQ: REXI)

First Quarter 2014 Highlights
•Adjusted net income attributable to common shareholders of $2.3 million (see Schedule I)
•Stand-alone operating income of $2.1 million as compared to $529,000 for the prior year period
•Increased gross assets under management by 16% to $17.8 billion since March 31, 2013
•Book value per common share of $7.83
First Quarter 2014 Results
Resource America, Inc. (NASDAQ: REXI) (the "Company") reported adjusted net income attributable to common shareholders, a non-GAAP measure, of $2.3 million, or $0.11 per common share-diluted for the three months ended March 31, 2014 as compared to adjusted net income attributable to common shareholders of $2.4 million, or $0.11 per common share-diluted for the three months ended March 31, 2013. A reconciliation of the Company's reported GAAP net income attributable to common shareholders to adjusted net income attributable to common shareholders, a non-GAAP measure, is included as Schedule I to this release.

The Company reported GAAP net income attributable to common shareholders of $990,000, or $0.04 per common share-diluted, for the three months ended March 31, 2014 as compared to GAAP net income attributable to common shareholders of $496,000, or $0.02 per common share-diluted, for the three months ended March 31, 2013.
Assets Under Management
The following table details the Company's gross assets under management by operating segment, which increased by $2.5 billion (16%) from March 31, 2013 to 2014 (in billions):

	March 31,
	2014	2013
Financial fund management	$14.6	$13.0
Real estate	2.6	1.8
Commercial finance	0.6	0.5
	$17.8	$15.3

Net assets under management (1)	$8.3	$6.8

(1)	Net assets under management represents the proportionate share of assets managed by the Company after reflecting joint venture arrangements.
A description of how the Company calculates assets under management is set forth in Item 1 of the Company's Annual Report on Form 10-K for the year ended December 31, 2013.

Highlights for the First Quarter Ended March 31, 2014 and Recent Developments
REAL ESTATE ASSET MANAGEMENT:
Equity Asset Management
Resource Real Estate Opportunity REIT, Inc ("Opportunity REIT I"), a public non-traded real estate investment trust ("REIT") managed by the Company, which specializes in acquiring and managing distressed real estate assets, had the following highlights:

•	Increased total assets to $824.1 million at March 31, 2014, an increase of $594.1 million, or 258%, from $230.0 million at March 31, 2013.

•
In January 2014, acquired joint venture interests in 10 multifamily assets totaling 2,513 units and two office properties that contain 75,518 rentable square feet for $51.2 million. In March 2014, acquired the remaining ownership interest for one of the multifamily assets for $7.5 million. Including these acquisitions, Opportunity REIT I acquired $165.9 million of total assets during the quarter.

During the three months ended March 31, 2014, Resource Real Estate, the Company’s real estate operating segment, placed financing of $115.0 million on properties and disposed of two properties for $82.9 million.
On February 6, 2014, Resource Real Estate Opportunity REIT II, Inc. ("Opportunity REIT II") commenced its initial public offering of common stock and will focus on acquiring under-performing multifamily rental properties, distressed real estate and performing loans. Opportunity REIT II is offering up to $1 billion in common stock at a maximum price of $10 per share. Resource Real Estate will be the external manager.
Debt Asset Management
Resource Capital Corp. ("RSO"), a publicly-traded REIT managed by the Company which focuses on commercial real estate assets, had the following highlights:

•
During the quarter, raised $15.8 million in equity capital through its preferred equity programs. Since March 31, 2014, raised an additional $14.0 million in equity capital, including $3.3 million from its DRIP program.

•	Originated $111.6 million of commercial real estate whole loans during the three months ended March 31, 2014.
The following additional highlights contributed to the Company's real estate asset management operations:

•	The Company's real estate operating segment increased its assets under management at March 31, 2014 to $2.6 billion, an increase of $796.5 million, or 44%, from March 31, 2013.

•	Real estate revenues increased 17% to $13.3 million, for the three months ended March 31, 2014 as compared to $11.3 million for the three months ended March 31, 2013, respectively.
FINANCIAL FUND MANAGEMENT:
Credit Asset Management
CVC Credit Partners, L.P. ("CCP"), the Company's global joint venture, closed Apidos CLO XVI, Ltd. (issuing notes with a par value of $600.0 million) in January 2014 and Apidos CLO XVII, Ltd. (issuing notes with a par value of $500.0 million) and CVC Cordatus Loan Fund III Limited (issuing notes with a par value of €436.0 million) in May 2014. Since creating this joint venture in April 2012, CCP has closed nine collateralized loan obligation issuers (issuing notes with a total par value of $4.6 billion) and expects to receive approximately $21.4 million in fees on an annual run rate basis. The Company has a 33% interest in this joint venture.
The following additional highlight contributed to the Company's financial fund asset management operations:
The Company's financial fund management operating segment increased its assets under management at March 31, 2014 to $14.6 billion, an increase of $1.6 billion, or 12%, from March 31, 2013.
CORPORATE/OTHER:
Corporate Credit Facility Modification

•	In April 2014, the Company increased its revolving credit facility with TD Bank, N.A. to $11.5 million and extended the maturity from December 2014 to December 2017.
Dividends

•
The Company's Board of Directors authorized a cash dividend of $0.05 per share on the Company’s common stock and payment on April 30, 2014 to holders of record as of the close of business on April 16, 2014.

•	RSO's Board of Directors declared a cash dividend of $0.20 per common share for its quarter ended March 31, 2014.

Resource America, Inc. is a specialized asset management company that uses industry specific expertise to evaluate, originate, service and manage investment opportunities for its own account, its joint ventures, and for outside investors in the real estate, financial fund management and commercial finance sectors.
For more information, please visit our website at www.resourceamerica.com or contact investor relations at pkamdar@resourceamerica.com.
Statements made in this release include forward-looking statements, which involve substantial risks and uncertainties. The Company's actual results, performance or achievements could differ materially from those expressed or implied in this release and its other reports filed with the Securities and Exchange Commission, or SEC. For information pertaining to risks relating to these forward-looking statements, reference is made to the section "Risk Factors" contained in Item 1A of the Company's Annual Report on Form 10-K and in other of its public filings with the SEC. The Company undertakes no obligation to update or revise any forward-looking statements to reflect new or changing information or events except as may be required by law.
A registration statement relating to securities offered by Opportunity REIT II was declared effective by the SEC on February 6, 2014.  A written prospectus relating to these securities may be obtained by contacting Resource Securities, Inc., 1845 Walnut Street, 18th Floor, Philadelphia, PA 19103.
This press release shall not constitute an offer to sell or a solicitation of an offer to buy any of the securities described herein, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.
The remainder of this release contains the Company's unaudited consolidated balance sheets, consolidated statements of operations, consolidating statements of operations and reconciliation of GAAP net income attributable to common shareholders to adjusted net income attributable to common shareholders.

RESOURCE AMERICA, INC
CONSOLIDATED BALANCE SHEETS
(in thousands, except share data)
(unaudited)

	March 31, 2014	December 31, 2013
	(unaudited)
ASSETS
Cash	$17,210	$19,853
Restricted cash	627	571
Receivables	572	541
Loans and receivables from managed entities and related parties, net	34,506	30,923
Investments in real estate, net	17,167	17,696
Investment securities, at fair value	9,100	7,839
Investments in unconsolidated loan manager	38,181	37,821
Investments in unconsolidated entities	13,609	14,342
Assets of consolidated variable interest entity ("VIE") - RSO:
Cash and cash equivalents (including restricted cash)	282,638	325,579
Investments, at fair value	243,538	226,764
Loans	1,618,060	1,397,458
Investments in real estate and unconsolidated entities	117,280	124,193
Other assets	79,819	76,467
Total assets of consolidated VIE - RSO	2,341,335	2,150,461

Property and equipment, net	5,566	5,844
Deferred tax assets, net	26,587	27,769
Other assets	5,431	4,791
Total assets	$2,509,891	$2,318,451

LIABILITIES AND EQUITY
Liabilities:
Accrued expenses and other liabilities	$22,698	$22,134
Payables to managed entities and related parties	3,112	3,110
Borrowings	20,501	20,619
Liabilities of consolidated VIE - RSO:
Borrowings	1,502,266	1,320,015
Other liabilities	56,934	55,247
Total liabilities of consolidated VIE - RSO	1,559,200	1,375,262
Total liabilities	1,605,511	1,421,125

Commitments and contingencies

Equity:
Preferred stock, $1.00 par value, 1,000,000 shares authorized; none outstanding	—	—
Common stock, $.01 par value, 49,000,000 shares authorized; 30,807,746 and 30,378,339 shares issued (including nonvested restricted stock of 689,904 and 400,194), respectively	301	299
Additional paid-in capital	288,958	288,555
Accumulated deficit	(26,023)	(26,025)
Treasury stock, at cost; 10,440,319 and 10,434,436 shares, respectively	(107,905)	(107,874)
Accumulated other comprehensive loss	(1,164)	(1,231)
Total stockholders’ equity	154,167	153,724
Noncontrolling interests	221	238
Noncontrolling interests attributable to RSO	749,992	743,364
Total equity	904,380	897,326
	$2,509,891	$2,318,451

RESOURCE AMERICA, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data)
(unaudited)

	Three Months Ended
	March 31,
	2014	2013
REVENUES:
Real estate (includes revenues of $2,683 and $2,288 related to RSO)	$13,275	$11,340
Financial fund management (includes revenues of $207 and $381 related to RSO)	7,075	4,287
Commercial finance (includes no revenue related to RSO)	(99)	(178)
	20,251	15,449
Revenues from consolidated VIE - RSO	31,931	30,578
Elimination of consolidated VIE revenues attributed to operating segments	(2,880)	(2,700)
Total revenues	49,302	43,327
COSTS AND EXPENSES:
Real estate	8,875	9,440
Financial fund management	4,389	2,528
Commercial finance	103	45
General and administrative	3,154	2,153
Provision for credit losses	1,208	338
Depreciation and amortization	451	416
	18,180	14,920
Expenses from consolidated VIE - RSO	13,124	16,188
Elimination of consolidated VIE expenses attributed to operating segments	(2,819)	(2,654)
Total expenses	28,485	28,454
OPERATING INCOME	20,817	14,873

OTHER INCOME (EXPENSE):
Other-than-temporary impairment on investments	—	(214)
Interest expense	(483)	(494)
Other income (expense), net	165	189
	(318)	(519)
Other expense, net, from consolidated VIE - RSO	(1,331)	—
Elimination of consolidated VIE other income attributed to operating segments	18	31
	(1,631)	(488)
Income from continuing operations before taxes	19,186	14,385
Income tax provision (benefit)	1,069	(146)
Income tax provision - RSO	16	1,762
Income from continuing operations	18,101	12,769
Loss from discontinued operations, net of tax	—	(2)
Net income	18,101	12,767
Net loss attributable to noncontrolling interests	40	43
Net income attributable to noncontrolling interests of consolidated VIE - RSO	(17,151)	(12,314)
Net income attributable to common shareholders	$990	$496

Amounts attributable to common shareholders:
Income from continuing operations	$990	$498
Discontinued operations	—	(2)
Net income	$990	$496

Basic earnings per share:
Continuing operations	$0.05	$0.02
Discontinued operations	—	—
Net income	$0.05	$0.02
Weighted average shares outstanding	20,252	20,124

Diluted earnings per share:
Continuing operations	$0.04	$0.02
Discontinued operations	—	—
Net income	$0.04	$0.02
Weighted average shares outstanding	22,027	21,815

RESOURCE AMERICA, INC.
CONSOLIDATING STATEMENTS OF OPERATIONS
(in thousands)
(unaudited)
The following table presents the consolidating statement of operations for the first quarter ended March 31, 2014:

	RAI	RSO	Eliminations	Consolidated
REVENUES:
Real estate	$13,275	$—	$—	$13,275
Financial fund management	7,075	—	—	7,075
Commercial finance	(99)	—	—	(99)
	20,251	—	—	20,251
Revenues from consolidated VIE - RSO	—	31,931	—	31,931
Elimination of consolidated VIE revenues attributed to operating segments	—	—	(2,880)	(2,880)
Total revenues	20,251	31,931	(2,880)	49,302

COSTS AND EXPENSES:
Real estate	8,875	—	—	8,875
Financial fund management	4,389	—	—	4,389
Commercial finance	103	—	—	103
General and administrative	3,154	—	—	3,154
Provision for credit losses	1,208	—	—	1,208
Depreciation and amortization	451	—	—	451
	18,180	—	—	18,180
Expenses from consolidated VIE - RSO	—	13,140	(16)	13,124
Elimination of consolidated VIE expenses attributed to operating segments	—	—	(2,819)	(2,819)
Total expenses	18,180	13,140	(2,835)	28,485
OPERATING INCOME	2,071	18,791	(45)	20,817

OTHER INCOME (EXPENSE):
Interest expense	(483)	—	—	(483)
Other income, net	737	—	(572)	165
Other expense, net, from consolidated VIE - RSO	—	(1,331)	—	(1,331)
Elimination of consolidated VIE other income, net	—	—	18	18
	254	(1,331)	(554)	(1,631)
Income from continuing operations before taxes	2,325	17,460	(599)	19,186
Income tax provision	1,069	—	16	1,085
Net income	1,256	17,460	(615)	18,101
Net loss attributable to noncontrolling interests	40	—	—	40
Net income attributable to noncontrolling interests - RSO	—	(2,344)	(14,807)	(17,151)
Net income attributable to common shareholders	$1,296	$15,116	$(15,422)	$990

RESOURCE AMERICA, INC.
CONSOLIDATING STATEMENTS OF OPERATIONS
(in thousands)
(unaudited)

The following table presents the consolidating statement of operations for the first quarter ended March 31, 2013:

	RAI	RSO	Eliminations	Consolidated
REVENUES:
Real estate	$11,340	$—	$—	$11,340
Financial fund management	4,287	—	—	4,287
Commercial finance	(178)	—	—	(178)
	15,449	—	—	15,449
Revenues from consolidated VIE - RSO	—	30,578	—	30,578
Elimination of consolidated VIE revenues attributed to operating segments	—	—	(2,700)	(2,700)
Total revenues	15,449	30,578	(2,700)	43,327

COSTS AND EXPENSES:
Real estate	9,440	—	—	9,440
Financial fund management	2,528	—	—	2,528
Commercial finance	45	—	—	45
General and administrative	2,153	—	—	2,153
Provision for credit losses	338	—	—	338
Depreciation and amortization	416	—	—	416
	14,920	—	—	14,920
Expenses from consolidated VIE - RSO	—	17,950	(1,762)	16,188
Elimination of consolidated VIE expenses attributed to operating segments	—	—	(2,654)	(2,654)
Total expenses	14,920	17,950	(4,416)	28,454
OPERATING INCOME	529	12,628	1,716	14,873

OTHER INCOME (EXPENSE):
Other-than-temporary impairment on investments	(214)	—	—	(214)
Interest expense	(494)	—	—	(494)
Other income, net	745	—	(556)	189
Elimination of consolidated VIE other income, net	—	—	31	31
	37	—	(525)	(488)
Income from continuing operations before taxes	566	12,628	1,191	14,385
Income tax (benefit) provision	(146)	—	1,762	1,616
Income from continuing operations	712	12,628	(571)	12,769
Loss from discontinued operations, net of tax	(2)	—	—	(2)
Net income	710	12,628	(571)	12,767
Net loss attributable to noncontrolling interests - RAI	43	—	—	43
Net income attributable to noncontrolling interests - RSO	—	(1,102)	(11,212)	(12,314)
Net income attributable to common shareholders	$753	$11,526	$(11,783)	$496

Amounts attributable to common shareholders:
Income from continuing operations	$755	$11,526	$(11,783)	$498
Discontinued operations	(2)	—	—	(2)
Net income	$753	$11,526	$(11,783)	$496

Schedule I

RECONCILIATION OF GAAP NET INCOME ATTRIBUTABLE TO COMMON SHAREHOLDERS TO
ADJUSTED NET INCOME ATTRIBUTABLE TO COMMON SHAREHOLDERS (1)
(in thousands, except per share data)
(unaudited)

	Three Months Ended
	March 31,
	2014	2013
Net income attributable to common shareholders - GAAP	$990	$496

Adjustments, net of tax:
Income, net of eliminations, attributable to consolidation of RSO	306	257
Loss attributable to commercial finance	863	1,873	(2)
Deferred tax provision (benefit)	161	(225)
Adjusted net income attributable to common shareholders	$2,320	$2,401

Weighted average diluted shares outstanding	22,027	21,815

Adjusted net income attributable to common shareholders per common per share-diluted	$0.11	$0.11

(1)
Adjusted net income attributable to common shareholders presents the Company's operations prior to the consolidation of RSO and without the effect of its commercial finance operations and deferred tax provision (benefit). The Company believes that this provides useful information to investors since it allows investors to evaluate the Company's progress, excluding the impact of the RSO consolidation, in both its real estate and financial fund management segments for the three months ended March 31, 2014 and 2013 separately from its commercial finance operations and deferred tax provision (benefit). Adjusted net income attributable to common shareholders should not be considered as an alternative to net income attributable to common shareholders (computed in accordance with GAAP). Instead, adjusted net income attributable to common shareholders should be reviewed in connection with net income attributable to common shareholders in the Company's consolidated financial statements to help analyze how the Company's business is performing.

(2)	Utilizes a full year continuing income tax rate of 39%.